Exhibit 99.2

Gary Black Chief Executive Officer Greg Frost Chief Financial Officer Fourth Quarter 2007 Earnings Presentation January 24, 2008 C-0108-250 4-15-08

2 Highlights • 4Q 2007 EPS from continuing operations of $0.36, up from $0.29 in 3Q 2007, resulting in full year 2007 EPS from continuing operations of $1.13 up from $0.68 in 2006 - 4Q 2007 included a net after-tax benefit of $0.03 per share • Total company long-term net flows for 4Q 2007 of $3.2 billion versus $0.7 billion in 3Q 2007 – $3.1 billion Janus (ex-INTECH) long-term net flows and INTECH net flows of $0.1 billion • Assets Under Management (“AUM”) at December 31, 2007 of $206.7 billion down slightly versus 3Q 2007 • Relative performance remains strong across multiple time periods – 89%, 86%, and 76% of JIF funds in the top 2 Lipper quartiles on a 1-, 3-, and 5-year total return basis, respectively, as of December 31, 2007 (1) – INTECH’s 1-, 3-, and 5-year performance improved versus 3Q 2007 • Purchased $109 million of securities from Janus’ money market funds (2) • Repurchased $168 million of JNS stock in 4Q 2007 at an average price per share of $32.21 Notes: (1) Performance reported as of 12/31/2007. Data presented reflects past performance which is no guarantee of future results. See p. 11 and 30 for complete Lipper rankings and Morningstar ratings. (2) Total amount purchased includes securities from the Janus Institutional Money Market Fund, Institutional Cash Management Fund and J anus Money Market Fund, and reflects amortized cost plus accrued interest for each security.

3 2007 Accomplishments • Delivered strong relative investment performance across multiple time periods (1) • Positive long-term net flows for Janus (ex-INTECH) and significant improvement in market share • Full year EPS growth of 66% (2) • Achieved operating margins greater than 30% • Increased penetration in the domestic intermediary channel • Expanded global and alternative product lineup and non-US distribution footprint • Launched the “Go Farther” marketing campaign and strengthened brand reputation • Implemented a more efficient capital structure and reduced shares outstanding by 14% • Successfully transitioned portfolios where PM changes have occurred Notes: (1) References to performance reported as of 12/31/2007. Pleas e see p. 11 and 30 for complete Lipper rankings, Morningstar ratings and performance. (2) Earnings per share is from continuing operations and excludes results from the printing and fulfillment segment.

4 2008 Goals focus on executing the current strategy • Maintain strong overall investment performance • Expand advisor distribution footprint and increase institutional penetration • Continue to build-out non-US distribution • Address evolving US retirement market and aging demographic • Broaden global and alternative product capabilities • Strengthen trust in the Janus brand • Retention of key investment and management personnel

5 Notes: (1) Long-term net flows depicted exclude money market flows. (2) Organic growth is defined as annual net flows divided by beginning of period AUM. Net Outflows Net Inflows 2007 Janus (ex-INTECH) net flows positive for the first time since 2000 • 2007 total company and Janus (ex-INTECH) long-term net flows increased $7.5 billion and $17.2 billion, respectively, versus 2006 • Janus (ex-INTECH) organic growth of 7.7% in 2007 (2) • 2007 INTECH net flows of $2.3 billion reflect improved performance and flows in 4Q 2007 Total Company Long-Term Net Flows (1) ($ in billions) INTECH Net Flows ($ in billions) Janus (ex-INTECH) Long-Term Net Flows (1) ($ in billions) $2.0 $2.3 $9.8 ($20.6) ($24.0) ($16.0) ($8.0) $0.0 $8.0 $16.0 2004 2005 2006 2007 ($9.7) ($29.2) $7.5 ($14.1) ($40.0) ($30.0) ($20.0) ($10.0) $0.0 $10.0 $20.0 2004 2005 2006 2007 $16.1 $12.0 $2.3 $8.6 $0.0 $5.0 $10.0 $15.0 $20.0 2004 2005 2006 2007

6 $3.9 $5.9 $5.9 $8.8 ($7.7) ($5.1) ($3.5) ( $3.8) $1.1 $0.8 $2.4 ($0.2) ($12) ($8) ($4) $0 $4 $8 $12 2004 2005 2006 2007 Flows by Channel ($ in billions, unless otherwise stated) All four channels net flow positive in 2007 Institutional (2007 EOP AUM $62.8 billion) (1) Retail (2007 EOP AUM $59.5 billion) Note: (1) Assets and flows depicted exclude Institutional Money Market. International (2007 EOP AUM $13.4 billion) Domestic Intermediary (2007 EOP AUM $60.1 billion) Gross Redemptions Gross Sales Net Sales $10.0 $14.1 $13.8 $10.6 ($9.0) ($4.5) ($1.7) ($4.7) $1.7 $9.4 $12.4 $5.3 ($15) ($10) ($5) $0 $5 $10 $15 $20 2004 2005 2006 2007 $20.8 $12.0 $8.2 $7.4 ($27.9) ( $17.2) ($18.0) ($14.9) ( $6.1) ($9.0) ($20.5) $5.9 ($45) ($30) ($15) $0 $15 $30 2004 2005 2006 2007 $10.5 $7.1 $4.8 $5.1 ($9.3) ($8.9) ($11.3) ($8.9) ($6.2) $1.2 ($1.8) ($4.2) ($15) ($10) ($5) $0 $5 $10 $15 2004 2005 2006 2007

7 ($12) ($8) ($4) $0 $4 $8 $12 $16 Jan'07 Feb'07 Mar'07 Apr'07 May'07 Jun'07 Jul'07 Aug'07 Sep'07 Oct' 07 Nov' 07 Dec' 07 Growth Value Growth minus Value ($20) ($10) $0 $10 $20 $30 $40 $50 Jan'07 Feb'07 Mar'07 Apr'07 May'07 Jun'07 Jul'07 Aug'07 Sep'07 Oct' 07 Nov' 07 Dec' 07 Equity Fixed Income 9.1% 11.8% -0.8% -0.2% 22.2% -5.8% -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 2006 Return 2007 Return 4Q 2007 Return Russ ell 1000® Growth Russ ell 1000® Value ` Growth returns negative in 4Q 2007, but continue to outperform Value (1) Source: Confluence (2007) Challenging market environment in 4Q 2007 (1) Note: (1) Data presented reflects past performance, which is no guarantee of future results. Growth returns and flows significantly outperform Value in 4Q 2007 Source: Confluence (2007) Growth flows continue to exceed Value in 4Q 2007 (Monthly net flows for domestic mutual funds in $ billions, January 2007 – December 2007) Source: Strategic Insight, Simfund (2007) Equity fund flows challenged by market headwinds in 4Q 2007 (Monthly net flows for mutual funds in $ billions, January 2007 – December 2007) Source: Strategic Insight, Simfund (2007) Key Indices (Cumulative returns over designated periods) 2006 2007 4Q 2007 S&P 500® 15.8% 5.5% -3.3% Russell 1000® Growth 9.1% 11.8% -0.8% Russell 1000® Value 22.2% -0.2% -5.8% MSCI Worldsm 20.1% 9.0% -2.4% MSCI EAFE® 26.3% 11.2% -1.8% MSCI EAFE® Growth 22.3% 16.5% -0.3% MSCI EAFE® Value 30.4% 6.0% -3.3%

8 2.2 5.4 3.1 10.3 0 4 8 12 12/31/2000 12/31/2007 Years at Janus Years in Industry Enhanced research and the strength of Janus’ bench are limiting the effects of turnover Janus Equity PM Tenure Janus Equity Research Analyst Tenure (2,3) Janus Stock Coverage Notes: (1) Excludes portfolio mangers who departed in 2007. (2) Equity analyst tenure and headcount includes individuals who are considered both analysts and co-portfolio managers. (3) As of December 31, 2000 and December 31, 2007 Janus-managed AUM were $258 billion and $137 billion, respectively. • Fundamental, bottom-up research has been the core of our investment culture for more than 38 years • Research efforts have been enhanced by expanded coverage, new global sector teams and increased focus on risk management • Expanded equity analyst / research associate team • $21 million investment team retention grant in January 2008 Investments / Enhancements to Janus’ Research 7.2 9.6 9.5 13.7 0 5 10 15 20 12/31/2000 12/31/2007 Years at Janus Years in Industry 400 526 764 100 1,290 500 0 500 1,000 1,500 12/31/2000 12/31/2007 Domestic Coverage International Coverage 27 34 (1) Equity Research Analysts Research Associates 0 22

9 Continuing to deliver strong investment performance • Janus products continue to outperform peers across multiple time periods (1) – 95%, 87% and 87% of Janus-managed JIF equity funds in the top 2 Lipper quartiles on a 1-, 3-, and 5-year total return basis, respectively, as of December 31, 2007 – 68% of JIF funds had a 4 or 5 star Morningstar overall rating at December 31, 2007, based on risk-adjusted returns – All twelve JIF equity growth and core funds are in the top 2 Lipper quartiles on a 1-, 3-, 5- and 10-year total return basis, as of December 31, 2007 • INTECH’s performance improved in 4Q 2007 (2) – 77% of strategies outperformed their respective benchmarks on a 1-year basis as of December 31, 2007, compared to 15% as of September 30, 2007 – 89% of strategies with at least a 3-year track record have outperformed their respective benchmarks, on a 3-year basis, as of December 31, 2007, compared to 50% as of September 30, 2007 Data presented reflects past performance, which is no guarantee of future results. Notes: (1) Performance reported as of 12/31/2007. See p. 11 and 30 for complete Lipper rankings and Morningstar ratings. Percentile ranking calculations exclude J anus Money Market Funds. (2) Performance reported as of 12/31/2007, on an annualized basis and net of fees. See p. 31-33 for standardized INTECH performance.

10 JIF equity performance has significantly improved on a 1-, 3- and 5-year basis, over the past four years (1) Past performance is no guarantee of future results. (1) References Lipper relative performance on a 1-, 3-, and 5- year basis as of 12/31/2007. (2) JIF Funds do not include Janus Capital Funds, J anus Adviser Series, J anus As pen Series, Sub-advised or Money Markets. (3) Janus-Managed JIF Equity Funds also do not include JIF Value Funds, JIF Income Funds, or INTECH Risk-Managed Stock Fund. As of 12/31/2007, the number of funds in the J anus Investment Funds is 27. Funds not ranked by Lipper are not included in the analysis. Funds are ranked within their corresponding Lipper classification for the specified time period. See p. 11 for complete Lipper rankings. 1-Year Basis 3-Year Basis Percent of Funds in Top 2 Lipper Quartiles Based on Total Returns All JIF Funds (2) Janus- Managed JIF Equity Funds (3) 5-Year Basis 48% 44% 52% 67% 13% 26% 11% 22% 70% 89% 61% 63% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 12/31/04 12/31/05 12/31/06 12/31/07 41% 46% 50% 64% 27% 23% 23% 23% 68% 86% 68% 73% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 12/31/04 12/31/05 12/31/06 12/31/07 16% 33% 43% 57% 11% 24% 29% 19% 57% 76% 72% 26% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 12/31/04 12/31/05 12/31/06 12/31/07 56% 56% 65% 80% 19% 19% 5% 15% 75% 95% 75% 70% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 12/31/04 12/31/05 12/31/06 12/31/07 1st Quartile 2nd Quartile 50% 56% 67% 80% 25% 19% 20% 7% 75% 87% 87% 75% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 12/31/04 12/31/05 12/31/06 12/31/07 1st Quartile 2nd Quartile 53% 67% 27% 20% 8% 33% 20% 53% 87% 80% 8% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 12/31/04 12/31/05 12/31/06 12/31/07 1st Quartile 2nd Quartile

11 12/31/07 PM Percentile Rank / Percentile Rank / Percentile Rank / Percentile Rank / Percentile Rank / AUM ($mms) Inception Lipper Category Rank (%) Total Funds Rank (%) Total Funds Rank (%) Total Funds Rank (%) Total Funds Rank (%) Total Funds Growth Funds J anus Twenty Fund* 12,644 $ Aug-97 Large-Cap Growth Funds 1 6 / 723 1 5 / 602 1 1 / 515 1 2 / 239 1 2 / 203 J anus Fund 12,478 $ Oct-07 Large-Cap Growth Funds 41 294 / 723 30 179 / 602 32 161 / 515 39 92 / 239 J anus Orion Fund 5,098 $ J un-00 Multi-Cap Growth Funds 3 11 / 518 1 1 / 399 1 1 / 339 - - 20 43 / 221 J anus Research Fund 4,862 $ Jan-06 Large-Cap Growth Funds 5 32 / 723 8 45 / 602 3 12 / 515 3 7 / 239 2 11 / 670 J anus Enterprise Fund 2,183 $ Oct-07 Mid-Cap Growth Funds 22 131 / 601 15 72 / 487 11 43 / 404 46 77 / 170 J anus Venture Fund* 1,583 $ Jan-01 Small-Cap Growth Funds 18 105 / 591 14 64 / 477 4 13 / 394 19 34 / 179 14 42 / 311 J anus Triton Fund 146 $ J un-06 Small-Cap Growth Funds 9 52 / 591 - - - - - - 2 11 / 554 Core Funds J anus Contrarian Fund 8,209 $ Feb-00 Multi-Cap Core Funds 3 19 / 883 1 1 / 669 1 2 / 507 - - 7 19 / 304 J anus Growth and Income Fund 6,396 $ Nov-07 Large-Cap Core Funds 26 213 / 835 22 148 / 702 25 140 / 572 4 11 / 287 J anus Balanced Fund 2,750 $ Apr-05 Mixed-Ass et Target Alloc. Mod. Funds 4 16 / 458 6 19 / 340 32 77 / 240 3 3 / 132 4 12 / 368 J anus Fundamental Equity Fund 1,065 $ Nov-07 Large-Cap Core Funds 12 95 / 835 3 18 / 702 5 25 / 572 1 2 / 287 INTECH Risk-Managed Stock Fund 474 $ Feb-03 Multi-Cap Core Funds 49 428 / 883 36 237 / 669 - - - - 35 180 / 518 Global/International Funds J anus Overseas Fund* 10,910 $ J un-03 International Funds 1 8 / 1089 1 1 / 798 1 1 / 681 3 8 / 314 1 1 / 698 J anus Worldwide Fund 4,174 $ J un-04 Global Funds 53 226 / 431 79 255 / 324 97 258 / 267 80 93 / 116 80 242 / 304 J anus Global Technology Fund 969 $ Jan-06 Science & Technology Funds 22 59 / 269 16 37 / 242 40 88 / 223 - - 34 89 / 262 J anus Global Life Sciences Fund 892 $ Apr-07 Health/Biotechnology Funds 3 4 / 180 20 30 / 153 20 28 / 142 - - J anus Global Research Fund 282 $ Feb-05 Global Funds 3 11 / 431 - - - - - - 4 12 / 329 J anus Global Opportunities Fund 162 $ J un-01 Global Funds 41 173 / 431 95 306 / 324 73 194 / 267 - - 24 49 / 210 Value Funds J anus Mid Cap Value Fund - Inv(1) 5,600 $ Aug-98 Mid-Cap Value Funds 20 62 / 313 23 55 / 242 29 55 / 194 - - 3 2 / 67 J anus Small Cap Value Fund - Inv.*(1) 747 $ Feb-97 Small-Cap Core Funds 26 196 / 775 31 187 / 611 69 329 / 478 16 26 / 169 14 17 / 127 Income Funds J anus Flexible Bond Fund 792 $ May-07 Intermediate Inv Grade Debt Funds 11 58 / 547 21 95 / 468 22 85 / 395 41 75 / 184 J anus High-Yield Fund 551 $ Dec-03 High Current Yield Funds 67 304 / 455 38 146 / 388 82 273 / 334 20 30 / 151 45 162 / 360 J anus Short-Term Bond Fund 176 $ May-07 Short Investment Grade Debt Funds 34 86 / 256 38 77 / 206 19 29 / 154 33 27 / 82 J anus Federal Tax-Exempt Fund* 66 $ Feb-05 General Muni Debt Funds 99 234 / 237 100 220 / 220 100 211 / 211 98 140 / 143 100 219 / 220 Asset Allocation Fund s J anus Smart Portfolio-Growth(2) N/A Dec-05 Mixed-Ass et Target Alloc. Growth Funds 2 11 / 640 - - - - - - 2 10 / 584 J anus Smart Portfolio-Moderate(2) N/A Dec-05 Mixed-Ass et Target Alloc. Mod. Funds 2 5 / 458 - - - - - - 2 5 / 402 J anus Smart Portfolio-Conservative(2) N/A Dec-05 Mixed-Ass et Target Alloc. Cons. Funds 1 3 / 414 - - - - - - 2 4 / 338 ‡ ‡ ‡ ‡ ‡ ‡ ‡ Janus Investment Fund ("JIF") 1-Year 10-Year 3-Year 5-Year Lipper Rankings Based on Total Returns as of 12/31/07 Since PM Inception Lipper Quartile: 1st 2nd 3rd 4th Five Janus-managed JIF equity funds across four different Lipper categories are ranked in the top decile on a 1-, 3-, and 5-year total return basis *Closed to new investors. ‡ In accordance with FINRA regulations , Lipper rankings cannot be publicly disclosed for time periods of less than one year. Past performance is no guarantee of future results. Lipper Inc . rankings are historical with capital gains and dividends reinvested. (1) Ranking is for the investor s hare class only; other class esmay have different performance characteristics. (2) AUM for the asset allocation funds are not reported separately as they have been reflected in the respective underlying funds. If an expense waiver was in effect, it may have had a material effect on the total return or yield and therefore, the ranking for the period.

Financials Greg Frost Chief Financial Officer

13 4Q 2007 Financial overview • 4Q 2007 EPS from continuing operations of $0.36, up from $0.29 in 3Q 2007 and $0.18 in 4Q 2006 (1,2) • Average AUM of $207.6 billion and revenue from continuing operations of $311.5 million up 7.3% and 9.5%, respectively, from 3Q 2007 • Operating expenses of $221.3 million in 4Q 2007 were up 17.2% from 3Q 2007 due to higher variable expenses and a net impact of $12.0 million from the following items: – $17.0 million of departure-related acceleration of long-term incentive compensation partially offset by $5.0 million of insurance recoveries • 4Q 2007 operating margin of 29.0% versus 33.7% in 3Q 2007 and 25.6% in 4Q 2006 • Non-operating items include a net benefit of $18.6 million from the following items: - $17.6 million gain from consolidating seed capital investments, $2.0 million impairment charge taken in connection with the purchase of securities from Janus’ money market funds(3) and a $3.0 million state tax benefit Notes: (1) During the third quarter 2007 Janus initiated a pl an to dispose of its printing and fulfillment business and has reclassified it to discontinued operations. Likewise, financial reporting of continuing operations excludes results of the printing and fulfillment segment. (2) Discontinued operations results in 4Q 2007 included a (net of tax) impairment charge of $31.1 million, or $0.18 per share. (3) Reflects $109 million of Stanfield Victoria Funding LLC securities purchased from the Janus Institutional Money Market Fund, Institutional Cash Management Fund and Janus Money Market Fund, and reflects amortized cost plus accrued interest for each security.

14 Net Income and Earnings per Share (1,2) (Net income $ in millions, earnings per share $) Janus’ operating margins exceed 30% in 2007 Revenue and Average AUM (Revenue $ in millions, average AUM $ in billions) Operating Income and Margin (1) ($ in millions) Notes: (1) The amounts presented for 2004 and 2005 are on an adjusted ( non-GAAP) basis, all other amounts are presented on a GAAP basis. (2) During the third quarter 2007 Janus initiated a plan to dispose of its printing and fulfillment business and has reclassified it to discontinued operations. Likewise, financials shown above for all periods are from continuing operations only. (3) Incremental operating margin is defined as the change in operating income divided by the change in revenue. • Operating margins expanded 580 bps in 2007 • Incremental operating margin of 61% in 2007 (3) • 2007 EPS increased 66% versus 2006 $266.8 $210.6 $238.9 $349.3 31.3% 25.5% 24.3% 28.9% $0 $75 $150 $225 $300 $375 2004 2005 2006 2007 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% Net Income Earnings per s hare $921.8 $868.3 $935.8 $1,117.0 $190.4 $156.7 $135.2 $137.8 $0 $250 $500 $750 $1,000 $1,250 2004 2005 2006 2007 $0 $50 $100 $150 $200 $250 $300 Revenue Average AUM Operating Income Operating Margin $146.5 $122.1 $138.9 $202.0 $0.63 $0.56 $0.68 $1.13 $0 $50 $100 $150 $200 $250 2004 2005 2006 2007 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 $1.50

15 $84 $84 $376 $869 $829 $493 $293 234.4 216.0 193.5 166.3 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2004 2005 2006 2007 Amount of Stock Buybacks ($ mm) 0 50 100 150 200 250 EOP Shares Outstanding (mm) Cumulative Buyback Annual Stock Buyback EOP Shares Outstanding $829 million in excess cash returned to shareholders in 2007 • 4Q 2007 buyback activity – $168 million of repurchases – 5.2 million shares repurchased – $32.21 average price per share – 2.4% net share reduction • Full year 2007 buyback activity – $829 million of repurchases – 31.5 million shares repurchased – $26.27 average price per share – 14.1% net share reduction • 30.5% net share reduction since June 30, 2004 Janus cumulative stock buyback activity since 2004 (Amount of buybacks in $ millions, shares outstanding in millions) $84 $376 $869 $1,698 2.1% 9.7% 19.2% 30.5% Cumulative net share reduction (1) Note: (1) Cumulative net share reduction calculated as end of period shares outstanding divided by 239.4 million; the number of shares outstanding as of June 30, 2004.

16 Summary • Continuing to deliver strong relative investment performance (1) • Limiting effects of turnover through continued investments in research and bench strength • Improved INTECH performance and net flows (2) • Positive total company long-term net flows for the third consecutive year • Continued focus on intermediary and institutional distribution • Improved operating margin and EPS • Returning excess cash to shareholders via stock buybacks Data presented reflects past performance, which is no guarantee of future results. Notes: (1) References to performance reported as of 12/31/2007. See p. 11 and 30 for complete Lipper rankings, Morningstar ratings and performance. (2) References to performance reported as of 12/31/2007. See p. 31-33 for standardized INTECH performance.

Appendix

18 AUM by investment discipline and distribution channel Value ($10.3bn) Domestic Intermediary ($60.1bn) $206.7 billion in AUM as of 12/31/07 By Investment Discipline By Distribution Channel Growth / Blend ($86.7bn) Money Market ($12.8bn) Global / International ($22.3bn) Fixed Income ($4.9bn) Mathematical ($69.7bn) Institutional ($73.7bn) Retail ($59.5bn) International ($13.4bn) 42% 6% 11% 2% 5% 34% 7% 29% 29% 35%

19 Note: (1) Long-term net flows depicted exclude money market flows. Net Outflows Net Inflows INTECH net flows returned to positive in 4Q 2007 • Total company long-term net flows of $3.2 billion in 4Q 2007 • Janus (ex-INTECH) long-term net flows of $3.1 billion in 4Q 2007 • 4Q 2007 INTECH net flows of $0.1 billion Total Company Long-Term Net Flows by Quarter (1) ($ in billions) INTECH Net Flows by Quarter ($ in billions) Janus (ex-INTECH) Long-Term Net Flows by Quarter (1) ($ in billions) $3.5 ($0.7) $3.1 ($0.1) $0.7 $3.2 $2.8 ($0.4) ($2.0) $0.0 $2.0 $4.0 $6.0 1Q 2006 2Q 2006 3Q 2006 4Q 2006 1Q 2007 2Q 2007 3Q 2007 4Q 2007 $1.5 ($0.0) ($1.8) ($0.5) ($4.3) $2.9 $3.1 ($3.0) ($6.0) ($4.0) ($2.0) $0.0 $2.0 $4.0 1Q 2006 2Q 2006 3Q 2006 4Q 2006 1Q 2007 2Q 2007 3Q 2007 4Q 2007 $4.0 ($2.2) $0.1 $1.3 $3.1 $3.6 $1.7 $2.6 ($4.0) ($2.0) $0.0 $2.0 $4.0 $6.0 1Q 2006 2Q 2006 3Q 2006 4Q 2006 1Q 2007 2Q 2007 3Q 2007 4Q 2007

20 $5.7 $6.0 $4.9 $4.2 $3.0 ($3.5) ($3.7) ($3.5) ($6.3) ($4.2) ($12) ($6) $0 $6 $12 4Q06 1Q07 2Q07 3Q07 4Q07 $2.6 $2.6 $2.5 $2.9 $1.7 ($2.2) ($2.5) ($2.1) ($2.4) ($2.4) ($6) ($3) $0 $3 $6 4Q06 1Q07 2Q07 3Q07 4Q07 $2.4 $1.5 $2.6 $2.2 $2.0 ($1.4) ($1.4) ($2.2) ($2.1) ($1.9) ($6) ($4) ($2) $0 $2 $4 $6 4Q06 1Q07 2Q07 3Q07 4Q07 $3.1 $1.5 $2.9 $3.2 $4.0 ($1.6) ($1.2) ($2.3) ($2.6) ($2.8) ($6) ($4) ($2) $0 $2 $4 $6 $8 4Q06 1Q07 2Q07 3Q07 4Q07 Flows by Channel (1) ($ in billions, unless otherwise stated) Improvement in Institutional and International channels driven by INTECH net flows Institutional (AUM $62.8 billion) (2) 13% 9% 16% 17% 18% 31% 23% 19% 10% 20% Retail (AUM $59.5 billion) 19% 21% 16% 17% 16% 15% 24% 19% 18% 17% Notes: (1) Annualized s ales and redemption rates calculated as a percentage of beginning of period assets . (2) Assets and flows depicted exclude Institutional Money Market. 79% 79% 86% 46% 74% International (AUM $13.4 billion) 57% 51% 72% 64% 59% Domestic Intermediary (AUM $60.1 billion) 56% 38% 30% 29% 24% 27% 38% 42% 46% 40% Gross Redemptions Gross Sales Net Sales Annualized Redemption Rate Annualized Gross Sales Rate Annualized Redemption Rate Annualized Gross Sales Rate Annualized Redemption Rate Annualized Gross Sales Rate Annualized Redemption Rate Annualized Gross Sales Rate

4Q 2007 EPS from continuing operations of $0.36 up $0.07 from 3Q 2007

Consolidated Entity

	Quarter Ended			Year Ended		
($ in millions, except AUM and per share data)	December 31, 2007	September 30, 2007	Variance (%)	December 31, 2007	December 31, 2006	Variance (%)
Average AUM ($ in billions)	$ 207.6	$ 193.5	7.3%	$ 190.4	$ 156.7	21.5%
Continuing Operations[1]						
Revenue	$ 311.5	$ 284.6	9.5%	$ 1,117.0	$ 935.8	19.4%
Operating expenses	221.3	188.8	17.2%	767.7	696.9	10.2%
Operating income	90.2	95.8	-5.8%	349.3	238.9	46.2%
Operating margin	29.0%	33.7%		31.3%	25.5%	
Interest expense	(18.9)	(18.9)	0.0%	(58.8)	(32.3)	82.0%
Investment gains, net	19.0	0.5	n/a	20.7	11.7	76.9%
Other income, net	9.3	8.4	10.7%	27.9	25.3	10.3%
Income tax provision	(34.3)	(32.0)	7.2%	(122.6)	(90.1)	36.1%
Equity earnings of unconsolidated affiliate	1.9	1.9	0.0%	7.2	7.1	1.4%
Minority interest in consolidated earnings	(5.6)	(4.9)	14.3%	(21.7)	(21.7)	0.0%
Net income from continuing operations	$ 61.6	$ 50.8	21.3%	$ 202.0	$ 138.9	45.4%
Net loss from discontinued operations[2]	(0.8)	(2.6)	-69.2%	(8.6)	(5.3)	62.3%
Impairment related to discontinued operations, net of taxes	(31.1)	(36.0)	0.0%	(67.1)	-	0.0%
Net income	$ 29.7	$ 12.2	143.4%	$ 126.3	$ 133.6	-5.5%
Diluted earnings per share[3]						
Continuing operations	$ 0.36	$ 0.29	23.4%	$ 1.13	$ 0.68	65.7%
Discontinued operations excluding impairment charge[2]	(0.00)	(0.01)	-68.7%	(0.05)	(0.03)	84.9%
Discontinued operations impairment charge[2]	(0.18)	(0.21)	-12.1%	(0.38)	-	0.0%
Diluted earnings per share	$ 0.17	$ 0.07	147.7%	$ 0.71	$ 0.66	7.7%
Weighted average diluted shares outstanding (in millions)	170.9	173.9	-1.7%	178.6	203.5	-12.2%

Notes:
(1) Continuing operations previously disclosed as the investment management segment.
(2) Discontinued operations previously disclosed as the printing and fulfillment segment.
(3) Each component of EPS presented has been individually rounded to enhance accuracy.

21

Decline in 4Q 2007 operating margin reflects 17.2% increase in operating expense

Continuing Operations

($ in millions, except AUM and per share data)	Quarter Ended December 31, 2007	Quarter Ended September 30, 2007	Variance (%)	Year Ended December 31, 2007	Year Ended December 31, 2006	Variance (%)
Average AUM ($ in billions)	**$ 207.6**	**$ 193.5**	**7.3%**	**$ 190.4**	**$ 156.7**	**21.5%**
Revenue						
Investment management fees	$ 247.9	$ 228.5		$ 897.9	$ 750.2	
Performance fees [1]	8.1	5.1		19.5	14.9	
Other	55.5	51.0		199.6	170.7	
Total revenue	311.5	284.6	**9.5%**	1,117.0	935.8	**19.4%**
Basis Points						
Investment management fees	*47.4*	*46.9*		*47.2*	*47.9*	
Investment management fees and performance fees	*48.9*	*47.9*		*48.2*	*48.8*	
Operating expenses						
Employee compensation and benefits	95.4	91.1		360.7	315.2	
Long-term incentive compensation	30.4	13.8		79.9	82.7	
Marketing and advertising	9.3	6.5		25.9	28.3	
Distribution	41.2	35.4		141.7	110.2	
Depreciation and amortization	9.1	8.9		33.8	32.0	
General, administrative and occupancy	35.9	33.1		125.3	117.5	
Restructuring and impairments	-	-		0.4	11.0	
Total operating expense	**221.3**	**188.8**	**17.2%**	**767.7**	**696.9**	**10.2%**
Operating income	**$ 90.2**	**$ 95.8**	**-5.8%**	**$ 349.3**	**$ 238.9**	**46.2%**
Operating margin	**29.0%**	**33.7%**		**31.3%**	**25.5%**	

Note:
(1) Includes private account and mutual fund performance fees. Mutual fund performance fee detail is presented on p. 24.

22

Printing and fulfillment has been reclassified as discontinued operations

($ in millions except AUM and per share data)	1Q 2006	2Q 2006	3Q 2006	4Q 2006	2006	1Q 2007	2Q 2007	3Q 2007	4Q 2007	2007
Average AUM ($ in billions)	**154.4**	**154.0**	**153.2**	**165.1**	**156.7**	**172.1**	**188.2**	**193.5**	**207.6**	**190.4**
Revenue										
Investment management fees	$ 185.6	$ 187.0	$ 183.5	$ 194.1	$ 750.2	$ 200.9	$ 220.6	$ 228.5	$ 247.9	$ 897.9
Performance fees	4.2	4.3	4.0	2.4	14.9	2.5	3.8	5.1	8.1	19.5
Other	42.7	41.8	41.5	44.7	170.7	44.5	48.6	51.0	55.5	199.6
Total revenue	232.5	233.1	229.0	241.2	935.8	247.9	273.0	284.6	311.5	1,117.0
Operating expenses										
Employee compensation and benefits	83.4	78.2	70.7	82.9	315.2	87.4	86.8	91.1	95.4	360.7
Long-term incentive compensation	22.0	23.0	17.0	20.7	82.7	18.7	17.0	13.8	30.4	79.9
Marketing and advertising	5.4	7.7	6.6	8.6	28.3	5.1	5.0	6.5	9.3	25.9
Distribution	26.8	27.2	26.1	30.1	110.2	30.6	34.5	35.4	41.2	141.7
Depreciation and amortization	8.3	8.3	7.6	7.8	32.0	7.1	8.7	8.9	9.1	33.8
General, administrative and occupancy	23.7	31.4	33.5	28.9	117.5	29.7	26.6	33.1	35.9	125.3
Restructuring and impairments	-	-	10.5	0.5	11.0	0.4	-	-	-	0.4
Total operating expense	169.6	175.8	172.0	179.5	696.9	179.0	178.6	188.8	221.3	767.7
Operating income	62.9	57.3	57.0	61.7	238.9	68.9	94.4	95.8	90.2	349.3
Operating margin	27.1%	24.6%	24.9%	25.6%	25.5%	27.8%	34.6%	33.7%	29.0%	31.3%
Interest expense	(7.0)	(7.2)	(8.1)	(10.0)	(32.3)	(9.5)	(11.5)	(18.9)	(18.9)	(58.8)
Investment gains, net	2.5	2.0	2.3	4.9	11.7	0.8	0.4	0.5	19.0	20.7
Other income, net	6.0	5.2	5.7	8.4	25.3	5.6	4.6	8.4	9.3	27.9
Income tax provision	(23.4)	(20.9)	(20.4)	(25.4)	(90.1)	(23.4)	(32.9)	(32.0)	(34.3)	(122.6)
Equity earnings of unconsolidated affiliate	1.7	2.0	1.7	1.7	7.1	1.7	1.7	1.9	1.9	7.2
Minority interest	(5.4)	(5.2)	(5.6)	(5.5)	(21.7)	(6.1)	(5.1)	(4.9)	(5.6)	(21.7)
Income from continuing operations	**37.3**	**33.2**	**32.6**	**35.8**	**138.9**	**38.0**	**51.6**	**50.8**	**61.6**	**202.0**
Loss from discontinued operations	(2.0)	(2.1)	(3.1)	1.9	(5.3)	(2.4)	(2.8)	(38.6)	(31.9)	(75.7)
Net income	$ 35.3	$ 31.1	$ 29.5	$ 37.7	$ 133.6	$ 35.6	$ 48.8	$ 12.2	$ 29.7	$ 126.3
Diluted earnings per share [1]										
Continuing operations	**$ 0.18**	**$ 0.16**	**$ 0.16**	**$ 0.18**	**$ 0.68**	**$ 0.20**	**$ 0.28**	**$ 0.29**	**$ 0.36**	**$ 1.13**
Discontinued operations	(0.01)	(0.01)	(0.02)	0.01	(0.03)	(0.01)	(0.02)	(0.22)	(0.19)	(0.42)
Total	$ 0.17	$ 0.15	$ 0.15	$ 0.19	$ 0.66	$ 0.19	$ 0.27	$ 0.07	$ 0.17	$ 0.71

Note:
(1) Each component of EPS presented has been individually rounded to enhance accuracy.

23

Mutual funds with performance-based advisory fees

Mutual Funds with Performance Fees [1] (AUM $ in millions, performance fees $ in thousands)	EOP AUM 12/31/2007	Benchmark	Base Fee	Performance Fee [2]	Performance Hurdle vs. Benchmark	4Q 2007 P&L Impact of Performance Fees
Contrarian Funds [2]						
Janus Contrarian Fund	$8,208.6	S&P 500 Index	0.64%	± 15 bps	± 7.00%	$1,950.2
Janus Adviser Contrarian Fund	$253.7	S&P 500 Index	0.64%	± 15 bps	± 7.00%	$21.3
Worldwide Funds [2]						
Janus Worldwide Fund	$4,174.5	MSCI World Index	0.60%	± 15 bps	± 6.00%	$561.7
Janus Adviser Worldwide Fund	$168.2	MSCI World Index	0.60%	± 15 bps	± 6.00%	$8.8
Janus Aspen Worldwide Growth Portfolio	$1,347.2	MSCI World Index	0.60%	± 15 bps	± 6.00%	$195.9
Research Fund [3]						
Janus Research Fund	$4,862.2	Russell 1000 Growth Index	0.64%	± 15 bps	± 5.00%	$1,533.0
Global Research Fund						
Janus Global Research Fund [4,5]	$281.8	Russell 1000 Index / MSCI World Growth Index	0.64%	± 15 bps	± 6.00%	$49.9
Janus Advisor Global Research Fund [5]	$2.1	MSCI World Growth Index	0.64%	± 15 bps	± 6.00%	N/A
Global Real Estate [3]						
Janus Advisor Global Real Estate Fund	$6.1	FTSE EPRA / NAREIT Global Real Estate Index	0.75%	± 15 bps	± 4.00%	N/A
International Equity Fund [7]						
Janus Adviser International Equity Fund	$37.0	MSCI EAFE Index	0.68%	± 15 bps	± 7.00%	$1.8
Risk-Managed Funds [5]						
INTECH Risk-Managed Stock Fund	$474.0	S&P 500 Index	0.50%	± 15 bps	± 4.00%	($186.1)
Janus Adviser INTECH Risk-Managed Core Fund	$178.4	S&P 500 Index	0.50%	± 15 bps	± 4.00%	($50.4)
Janus Aspen INTECH Risk-Managed Core Portfolio	$31.9	S&P 500 Index	0.50%	± 15 bps	± 4.00%	($7.2)
Mid Cap Value Funds [3,8]						
Janus Mid Cap Value Fund	$6,444.5	Russell Midcap Value Index	0.64%	± 15 bps	± 4.00%	$747.3
Janus Adviser Mid Cap Value Fund	$833.8	Russell Midcap Value Index	0.64%	± 15 bps	± 4.00%	$69.8
Janus Aspen Mid Cap Value Portfolio	$76.4	Russell Midcap Value Index	0.64%	± 15 bps	± 4.00%	$8.9
Total	$27,380.5					$4,904.8

Past performance is no guarantee of future results. Please refer to footnotes on p. 25.

24

25 Mutual funds with performance-based advisory fees (cont’d) Notes: (1) The funds listed have a performance-based investment advisory fee that adjusts upward or downward based on each fund’s performance relative to an approved benchmark index over a performance measurement period. Please see the Funds’ Statement of Additional Information for more details. Actual performance measurement periods used for calculating the performance fees are from 12 months up to 36 months, and then over 36 month rolling periods. (2) Adjustment of ± 15 bps assumes constant assets and could be higher or lower depending on asset fluctuations. (3) The performance measurement period began on 2/1/2006 and the performance adjustment was implemented as of 2/1/2007. (4) Effective December 31, 2006, Janus Research Fund changed its name to Janus Global Research Fund. Effective January 1, 2007, Janus Global Research Fund will benchmark its performance to the MSCI World Growth Index. This index will be used to calculate the Fund’s performance adjustment to the investment advisory fee for periods after January 1, 2007. The Russell 1000® Index will be used to calculate the performance adjustment to the investment advisory fee for periods prior to January 1, 2007. (5) The performance measurement period began on 1/1/2006 and the performance adjustment was implemented as of 1/1/2007. (6) The performance measurement period began on 12/1/2007 and the performance adjustment will be implemented as of 12/1/2008. (7) The performance measurement period began on 12/1/2006 and the performance adjustment was implemented as of 12/1/2007. (8) Performance fees paid by the Fund are split 50/50 (net of any reimbursements of expenses incurred or waived by Janus Capital) with Perkins, Wolf, McDonnell, and Company LLC., sub-adviser for the Mid Cap Value funds. Data shown for Janus Mid Cap Value Fund includes both investor and institutional share classes. The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth rates. The MSCI World Growth Index is a subset of the Morgan Stanley Capital Worldsm Index which is a market capitalization weighted index composed of companies representative of the market structure of developed market countries around the world. The index includes reinvestment of dividends, net of foreign withholding taxes. The FTSE EPRA/NAREIT Global Real Estate Index is a global market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets.

26 LTI amortization schedule Notes: (1) Schedule reflects LTI awards granted as of 12/31/2007 and estimates January 2008 annual awards for 2007 performance. (2) Includes reduction in expense related to estimated forfeitures. (3) 2008 EPS growth for the 2007 grant is calculated excluding the $7 million decrease related to the 2002 5% grant becoming fully amortized in 2007. (4) Grants do not include performance based acceleration and vest on a pr o rata basis. (5) Includes other grants with no performance vesting and grants made to executives which will not vest if targeted EPS growth is not met. Full-Year 2008 Long-Term Incentive Compensation Amortization (1,2) ($ in millions) % remaining to vest Amount remaining to vest <10% 10% - 15% 15% - 20% 20% - 25% 25% - 50% >50% % amortized based on EPS growth 25% 30% 35% 40% 45% 50% 2005 grant 0% - $ - $ - $ - $ - $ - $ - $ 2006 grant 10% 3.6 3.6 3.6 3.6 3.6 3.6 3.6 2007 grant (3) 55% 16.0 7.8 9.1 10.4 11.8 13.1 14.4 2008 grant (4) 100% 70.0 - 75.0 Retention / Succession grants Janus investment team (4) 100% 21.0 INTECH (4) 100% 25.0 All other (5) n/a 13.9 8.2 8.7 9.1 9.6 10.0 10.5 Grants vest over 10 years Grants vest over 3 years 2008 EPS Growth Assumptions Grants vest over 4 years

27 Reconciliation Of Non-GAAP Amounts – Full Year 2005 Janus management analyzes historical results for periods prior to 2006 after adjusting for certain items that are not ongoing or are non-operational in nature. The company believes that excluding these items is useful to management and investors because it provides a more comparable basis for evaluating Janus' operating results and financial performance over time. Internally, these adjusted results are used to evaluate the performance of the company. See notes to non-GAAP adjustments on p. 29. Continuing Operations Investment Investment Non-GAAP Management ($ in millions, except per share data) Management Adjustments Adjusted Revenues 868.3 $ - $ 868.3 $ Operating expenses Employee compensation and benefits 299.5 (9.8) (1) 289.7 Long-term incentive compensation 75.1 (1.5) (1) 73.6 Marketing and advertising 30.4 (2.0) (2) 28.4 Distribution 102.9 - 102.9 Depreciation and amortization 35.9 - 35.9 General, administrative and occupancy 135.1 (7.9) (2) (3) 127.2 Restructuring and impairments 5.5 (5.5) (4) - Provision for mutual fund investigation (9.3) 9.3 (5) - Total 675.1 (17.4) 657.7 Operating income 193.2 17.4 210.6 Operating margin 22.3% 24.3% Interest expense (28.6) - (28.6) Other income, net 37.9 (9.9) (6) 28.0 Income tax provision (72.8) (2.2) (7) (75.0) Equity earnings of unconsolidated affiliate 7.1 - 7.1 Minority interest in consolidated earnings (20.0) - (20.0) Net income 116.8 $ 5.3 $ 122.1 $ Diluted earnings per share 0.53 $ 0.02 $ 0.56 $ Year Ended December 31, 2005

28 Reconciliation Of Non-GAAP Amounts – Full Year 2004 Janus management analyzes historical results for periods prior to 2006 after adjusting for certain items that are not ongoing or are non-operational in nature. The company believes that excluding these items is useful to management and investors because it provides a more comparable basis for evaluating Janus' operating results and financial performance over time. Internally, these adjusted results are used to evaluate the performance of the company. See notes to non-GAAP adjustments on p. 29. Continuing Operations Investment Investment Non-GAAP Management ($ in millions, except per share data) Management Adjustments Adjusted Revenues 921.8 $ - $ 921.8 $ Operating expenses Employee compensation and benefits 249.3 (24.8) (8) 224.5 Long-term incentive compensation 110.5 (22.0) (8) 88.5 Marketing and advertising 28.6 - 28.6 Distribution 125.1 - 125.1 Depreciation and amortization 48.9 - 48.9 General, administrative and occupancy 139.4 - 139.4 Restructuring and impairments 24.4 (24.4) (9) - Provision for mutual fund investigation 65.0 (65.0) (10) - Total 791.2 (136.2) 655.0 Operating income 130.6 136.2 266.8 Operating margin 14.2% 28.9% Interest expense (38.4) (2.5) (11) (40.9) Loss on early extinguishment of debt (55.5) 55.5 (12) - Gain on disposition of DST common shares 228.0 (228.0) (13) - Other income, net 18.9 - 18.9 Income tax provision (99.4) 5.0 (7) (94.4) Equity earnings of unconsolidated affiliate 6.1 - 6.1 Minority interest in consolidated earnings (10.0) - (10.0) Net income (loss) 180.3 $ (33.8) $ 146.5 $ Diluted earnings (loss) per share 0.78 $ (0.15) $ 0.63 $ Year Ended December 31, 2004

29 Notes to non-GAAP adjustments Notes: (1) Severance charges related to the departure of the Chief Financial Officer, Principal Operating Officer and other administrative personnel and expenses incurred as a result of the August 2005 cost reduction plan. (2) Costs associated with the settlement-mandated fund proxy mailing. (3) Accrual related to the possible resolution of certain legal-related matters. (4) Charges related to the closure of a Bay Isle Financial LLC facility in Oakland, California, severance of a Bay Isle portfolio manager and impairment of intangibles associated with the loss of institutional accounts. (5) Insurance recoveries of $14.4 million for costs incurred related to the mutual fund investigation, net of ongoing legal fees. (6) Realized gain on the sale of investments. In the first and second quarters of 2005, the Company reduced its seed capital investments by $22.8 million and $26.0 million, respectively. This reduction in seed capital produced after-tax gains of $2.5 million and $3.6 million in the first and second quarters of 2005, respectively. Included in the third and fourth quarters of 2005 are $1.9 million and $1.9 million, respectively, of investment gains which have not been adjusted. (7) Includes tax effect of adjustments. 2005 also includes $5.0 million for the reversal of a tax contingency and year-to-date 2004 includes $22.5 million for the reversal of a tax contingency. (8) Charges related to severance payments, accelerated vesting of restricted stock as a result of executive level departures and equity awards granted on a vested basis. (9) Charge of $8.2 million related to the closure of Janus’ Austin, Texas facility in 2001, $2.0 million from the sale of Bay Isle Financial LLC’s Private Client Asset Management Division and $14.2 million related to the write-down of intangible assets as a result of termination notices received from certain subadvised accounts. (10) Charges related to the mutual fund investigation, including civil penalties, restoration, legal, and other administrative costs. (11) Interest associated with the $22.5 million tax contingency reversal discussed in note 7. (12) As a result of the debt extinguishment, Janus incurred a non-operating charge of $55.5 million, primarily related to the premium paid to exchange the old notes for new notes given declines in interest rates. (13) On June 16, 2004 Janus sold its remaining 7.4 million shares of DST common stock to an unrelated third party. The sale resulted in a pretax gain of $228.0 million. Full results including discontinued operations can be found in Janus’ financial statements on record with the SEC at www.sec.gov.

Morningstar Rating™ based on risk-adjusted returns as of December 31, 2007

Janus Investment Fund ("JIF")

The Overall Morningstar Rating™ is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating™ metrics.

Fund	Category	Overall Rating		Three-Year Rating		Five-Year Rating		Ten-Year Rating	
		Stars	# of Funds	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds
Janus Fund	Large Growth Funds	★★★	1449	★★★	1449	★★★	1215	★★★	554
Janus Enterprise Fund	Mid-Cap Growth Funds	★★★★	811	★★★★★	811	★★★★★	682	★★	291
Janus Growth and Income Fund	Large Growth Funds	★★★★	1449	★★★	1449	★★★	1215	★★★★★	554
Janus Research Fund	Large Growth Funds	★★★★	1449	★★★★★	1449	★★★★	1215	★★★★	554
Janus Orion Fund	Mid-Cap Growth Funds	★★★★★	811	★★★★★	811	★★★★★	682		N/A
Janus Twenty Fund (1)	Large Growth Funds	★★★★★	1449	★★★★★	1449	★★★★★	1215	★★★★	554
Janus Venture Fund (1)	Small Growth Funds	★★★★	671	★★★★	671	★★★★★	556	★★★	258
Janus Triton Fund	Small Growth Funds		N/A		N/A		N/A		N/A
Janus Global Research Fund	World Stock Funds		N/A		N/A		N/A		N/A
Janus Global Life Sciences Fund	Specialty-Health Funds	★★★★	184	★★★★	184	★★★★	169		N/A
Janus Global Technology Fund	Specialty-Technology Funds	★★★	269	★★★★	269	★★★	245		N/A
Janus Overseas Fund (1)	Foreign Large Growth Funds	★★★★★	173	★★★★★	173	★★★★★	155	★★★★	67
Janus Worldwide Fund	World Stock Funds	★★	440	★★	440	★	388	★★	185
Janus Global Opportunities Fund	World Stock Funds	★★	440	★	440	★★	388		N/A
Janus Balanced Fund	Moderate Allocation Funds	★★★★	894	★★★★	894	★★★	698	★★★★★	396
INTECH Risk-Managed Stock Fund	Large Blend Funds	★★★★	1623	★★★★	1623		N/A		N/A
Janus Fundamental Equity Fund	Large Blend Funds	★★★★★	1623	★★★★★	1623	★★★★	1278	★★★★★	594
Janus Contrarian Fund	Large Blend Funds	★★★★★	1623	★★★★★	1623	★★★★★	1278		N/A
Janus Mid Cap Value Fund - Investor Shares (2)	Mid-Cap Value Funds	★★★★	274	★★★★	274	★★★★	220		N/A
Janus Small Cap Value Fund - Investor Shares (1)(2)	Small Value Funds	★★★★	329	★★★★	329	★★★	258	★★★★	92
Janus Federal Tax-Exempt Fund (1)	Muni National Long Funds	★	252	★	252	★	244	★	192
Janus Flexible Bond Fund	Intermediate-Term Bond Funds	★★★★	967	★★★★	967	★★★★	826	★★★	414
Janus High-Yield Fund	High Yield Bond Funds	★★★	466	★★★	466	★★	398	★★★★	192
Janus Short-Term Bond Fund	Short-Term Bond Funds	★★★	374	★★★	374	★★★★	282	★★★	159
Janus Smart Portfolio-Growth	Moderate Allocation Funds		N/A		N/A		N/A		N/A
Janus Smart Portfolio-Moderate	Moderate Allocation Funds		N/A		N/A		N/A		N/A
Janus Smart Portfolio-Conservative	Conservative Allocation Funds		N/A		N/A		N/A		N/A
Percent of funds rated 4 or 5 Stars		68.2%		68.2%		57.1%		53.3%	

Data presented reflects past performance, which is no guarantee of future results. © 2007 Morningstar, Inc. All Rights Reserved.

Notes: (1) Closed to new investors. (2) Rating is for this share class only; other classes may have different performance characteristics.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

30

Latest INTECH standardized performance [1]

Composite and Respective Index (Composite returns shown net of fees)	Inception Date	Annualized Returns (%) for Periods Ended 12/31/07 1 Year	3 Year	5 Year	10 Year	Since Inception
Large Cap Growth Composite	7/93	7.87	7.63	13.06	10.77	14.59
S&P 500® / Citigroup Growth Index		9.14	7.77	10.79	4.69	9.99
Difference versus S&P 500® / Citigroup Growth Index		(1.27)	(0.14)	2.27	6.08	4.60
Enhanced Plus Composite	7/87	7.22	10.07	14.53	8.43	11.77
S&P 500® Index		5.49	8.62	12.83	5.91	10.48
Difference versus S&P 500® Index		1.73	1.45	1.70	2.52	1.29
Broad Large Cap Growth Composite	11/00	11.01	8.79	13.43	--	1.64
Russell 1000® Growth Index		11.81	8.69	12.11	--	(2.42)
Difference versus Russell 1000® Growth Index		(0.80)	0.10	1.32	--	4.06
Broad Enhanced Plus Composite	4/01	6.30	9.37	14.07	--	7.71
Russell 1000® Index		5.77	9.08	13.43	--	5.91
Difference versus Russell 1000® Index		0.53	0.29	0.64	--	1.80
Enhanced Index Composite	4/98	5.97	9.02	13.10	--	5.68
S&P 500® Index		5.49	8.62	12.83	--	4.65
Difference versus S&P 500® Index		0.48	0.40	0.27	--	1.03
Large Cap Core Composite	8/01	6.64	10.01	15.28	--	7.63
S&P 500® Index		5.49	8.62	12.83	--	4.89
Difference versus S&P 500® Index		1.15	1.39	2.45	--	2.74
Broad Large Cap Value Composite	8/04	1.74	9.43	--	--	12.70
Russell 1000® Value Index		(0.16)	9.31	--	--	12.26
Difference versus Russell 1000® Value Index		1.90	0.12	--	--	0.44
Global Core Composite	1/05	11.49	15.23	--	--	15.23
MSCI Developed World® Index		9.57	13.30	--	--	13.30
Difference versus MSCI Developed World® Index		1.92	1.93	--	--	1.93
Large Cap Value Composite	7/93	3.17	10.76	15.80	9.74	12.55
S&P 500® / Citigroup Value Index		2.00	9.42	14.85	6.71	10.70
Difference versus S&P 500® / Citigroup Value Index		1.17	1.34	0.95	3.03	1.85

Note:
(1) Returns for periods greater than 1-year are annualized. See notes to performance on p. 33.

31

32 Latest INTECH standardized performance (cont’d) (1) Note: (1) Returns for periods greater than 1- year are annualized. See notes to performanc e on p. 33. Inception Since Composite and Respective Index Date 1 Year 3 Year 5 Year 10 Year Inception (Composite returns shown net of fees) Broad Enhanced Index 3/06 6.33 -- -- -- 8.94 Russell 1000® Index 5.77 -- -- -- 9.72 Difference versus Russell 1000® Index 0.56 -- -- -- (0.78) International Equity 11/06 16.70 -- -- -- 23.35 MSCI EAFE® Index 11.36 -- -- -- 15.76 Difference versus MSCI EAFE® Index 5.34 -- -- -- 7.59 Long/Short Market Neutral 12/06 8.35 -- -- -- 7.35 LIBOR 3-Month Rate 5.26 -- -- -- 5.26 Difference versus LIBOR 3-Month Rate 3.09 -- -- -- 2.09 Collared Long/Short (120/20) 1/07 7.99 -- -- -- 7.99 Russell 1000® Index 5.77 -- -- -- 5.77 Difference versus Russell 1000® Index 2.22 -- -- -- 2.22 Annualized Returns (%) for Periods Ended 12/31/07

33 Latest INTECH standardized performance (cont’d) Past performance cannot guarantee future results. Your principal may be at risk during certain market periods. Performance results reflect the reinvestment of dividends and other earnings. Portfolio performance results shown are time-weighted rates of return using daily valuation and include the effect of transaction costs (commissions, exchange fees, etc.). The composites include all actual fee paying accounts managed on a fully discretionary basis according to the investment strategy from inception date, including those no longer under management. Accounts meeting such criteria enter the composite upon the full first month under management. The gross performance results presented do not reflect the deduction of investment advisory fees and returns will be reduced by such advisory fee and other contractual expenses as described in the individual contract and INTECH’s Form ADV Part II. The net performance results do not reflect the deduction of investment advisory fees actually charged to the accounts in the composite. However, the net performance results do reflect the deduction of model investment advisory fees. For example, through December 31, 2004, net returns were derived using the maximum fixed fee in effect for each strategy. As of January 1, 2005, net returns were calculated by applying the standard fee schedule in effect for the respective period to each account in the composite on a monthly basis. Actual advisory fees may vary among clients invested in this strategy. Actual advisory fees paid may be higher or lower than model advisory fees. The S&P 500®/Citigroup Growth Index is a capitalization-weighted index. The S&P 500®/Citigroup style indices allow for overlap between growth and value. Approximately 1/3 of the market capitalization of the S&P 500® Index will represent pure growth and will be allocated to the growth index. Approximately 1/3 of the market capitalization of the S&P 500® Index will represent pure value and will be allocated to the value index. The remaining stocks that are neither pure growth nor pure value will be apportioned between the two style indices. The S&P 500®/Citigroup style indices will be reconstituted annually. The annual reconstitution of the S&P 500®/Citigroup style indices will occur annually on the 3rd Friday of December to coincide with futures and options expiration. From inception to 12/31/2005, the portfolio's benchmark was the S&P 500®/Barra Growth Index (the "Barra Index"). During the period from 1/01/2006 to 3/31/2006, the benchmark return consisted partially of the return of the Barra Index and the S&P 500®/Citigroup Growth Index (the "Citigroup Index") to resemble the portfolio's composition during the transitional period. The index data for the Large Cap Growth index above is representative of this change. The S&P 500®/Citigroup Value Index is a capitalization-weighted index. The S&P 500®/Citigroup style indices allow for overlap between growth and value. Approximately 1/3 of the market capitalization of the S&P 500® Index will represent pure growth and will be allocated to the growth index. Approximately 1/3 of the market capitalization of the S&P 500® Index will represent pure value and will be allocated to the value index. The remaining stocks that are neither pure growth nor pure value will be apportioned between the two style indices. The S&P 500®/Citigroup style indices will be reconstituted annually. The annual reconstitution of the S&P 500®/Citigroup style indices will occur annually on the 3rd Friday of December to coincide with futures and options expiration. From inception to 12/31/2005, the portfolio's benchmark was the S&P 500®/Barra Value Index (the "Barra Index"). During the period from 1/01/2006 to 3/31/2006, the benchmark return consisted partially of the return of the Barra Index and the S&P 500®/Citigroup Value Index (the "Citigroup Index") to resemble the portfolio's composition during the transitional period. The index data for the Large Cap Value Composite above is representative of this change. MSCI Developed World® Index is a free float-adjusted, market capitalization-weighted index that is designed to measure global developed market equity performance. LIBOR (London Interbank Offered Rate) is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates available.

34 Safe harbor statement This presentation includes statements concerning potential future events involving Janus Capital Group Inc. that could differ materially from the events that actually occur. The differences could be caused by a number of factors including those factors identified in Janus’ Annual Report on Form 10-K for the year ended December 31, 2006, on file with the Securities and Exchange Commission (Commission file no. 001-15253), including those that appear under headings such as “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in the Prospectus Supplement (dated June 11, 2007) to the Company’s Registration Statement on Form S-3 filed June 5, 2007. Many of these factors are beyond the control of the company and its management. Any forward-looking statements contained in this presentation are as of the date on which such statements were made. The company assumes no duty to update them, even if experience, unexpected events, or future changes make it clear that any projected results expressed or implied therein will not be realized.

35 Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from janus.com. Read it carefully before you invest or send money. Janus Capital Group consists of Janus Capital Management LLC, Enhanced Investment Technologies, LLC (INTECH), and Capital Group Partners, Inc. Janus Capital Group owns 30% of Perkins, Wolf, McDonnell and Company, LLC. INTECH is a subsidiary of Janus Capital Group Inc. Indexes are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance. The MSCI Worldsm Index is a market capitalization weighted index composed of companies representative of the market structure of Developed Market countries in North America, Europe and the Asia/Pacific Region. The MSCI EAFE® Index is a market capitalization weighted index composed of companies representative of the market structure of Developed Market countries in Europe, Australasia and the Far East. The MSCI EAFE® Growth Index is a subset of the Morgan Stanley Capital International EAFE Index and contains constituents of the Morgan Stanley Capital International EAFE Index which are categorized as growth securities. The MSCI EAFE® Value Index is a subset of the Morgan Stanley Capital International EAFE Index and contains constituents of the Morgan Stanley Capital International EAFE Index which are categorized as value securities. Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Janus funds distributed by Janus Distributors LLC (1/08) Other important disclosures